UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) July 26, 2010
PRAXAIR, INC.
(Exact name of registrant as specified in its charter)
DELAWARE
(State or Other jurisdiction of incorporation)

1-11037	06-124-9050

(Commission File Number)	(IRS Employer Identification No.)

39 OLD RIDGEBURY ROAD, DANBURY, CT	06810-5113

(Address of principal executive offices)	(Zip Code)
(203)837-2000
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(d) On July 26, 2010, the Board of Directors of Praxair, Inc. (“Praxair”) elected Oscar de Paula Bernardes a director of Praxair. Mr. Bernardes will be entitled to participate in the non-management director compensation arrangements described under the captions “Director Compensation-director compensation program” and “Director Compensation-Changes for 2010” in Praxair’s 2010 proxy statement dated March 16, 2010. This includes a grant of 1,220 restricted stock units pursuant to the 2009 Praxair, Inc. Long Term Incentive Plan, as amended, reflecting the pro-rata value of the 2010 non-employee directors’ annual equity grant for Mr. Bernardes’ service until the next annual meeting of shareholders.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRAXAIR, INC. Registrant
Date: July 26, 2010	By:	/s/ James T. Breedlove
James T. Breedlove
Senior Vice President, General Counsel and Secretary